UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive
Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 9, 2013, the stockholders of the Company voted on the following two proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2013.

Proposal No. 1: To Elect Three Class I Directors to Serve until the 2016 Annual Meeting. The stockholders re-elected the following individuals as Class I directors of the Company:

Name of Director Nominees	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Henry E. Blair	70,608,191	2,201,165	16,508,763
Gustav Christensen	72,157,455	651,901	16,508,763
Marc D. Kozin	72,677,039	132,317	16,508,763

Proposal No. 2: To Ratify the Appointment of Dyax’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
88,707,418	588,699	20,002	0

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: May 15, 2013	By:	/s/ George Migausky
George Migausky
Executive Vice President and Chief Financial Officer